SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 17, 2003

XILINX, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-18548	77-0188631
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Logic Drive, San Jose, California	95124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 559-7778

Page 1 of 4 pages

Item 7.    Exhibits.

(c)    Exhibits:

The following exhibit is filed with this report on Form 8-K:

Exhibit No.	Description
99.1	Press Release of Xilinx, Inc., dated April 17, 2003.

Item 9.    Regulation FD Disclosure and Disclosure of Results of Operations and Financial Condition (Item 12)*

The following information and exhibit relating thereto are furnished pursuant to Items 9 and 12 of this Current Report on Form 8-K: On April 17, 2003, Xilinx, Inc. (the “Company”) issued a press release announcing the Company’s earnings for both the fiscal quarter ended and fiscal year ended March 29, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

* The information furnished under Item 9 and Item 12 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XILINX, INC.,

a Delaware corporation

By:    /s/    Thomas R. Lavelle

Name: Thomas R. Lavelle

Title: Vice President and General Counsel

April 17, 2003

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Xilinx, Inc., dated April 17, 2003.

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